INCORPORATED UNDER THE LAWS OF THE

                                State of Maryland

Number                                                           Shares
 -000-                                                            -000-


                     Offitbank Variable Insurance Fund, Inc.

                            par value $.001 per share

This Certifies that _______VOID__________________is the registered holder of ________VOID________________Shares of Common Stock of the Offitbank VIF - Emerging Markets Fund series transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate so be signed by its duly authorized officers and is Corporate Seal to be hereunto affixed this ________ day of ________ A.D. 19_____

                  -----------------                ------------------
                  Secretary                        President

                           SHARES $.001 par value EACH

                          [REVERSE SIDE OF CERTIFICATE]

                  The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any prefereed or special class in series of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.


                 For Value Received, _____ hereby sell, assign and transfer unto

         -----------------------------------------------------------------------
         ________________________________________________Shares represented by the within Certificate and do hereby irrevocably constitute and appoint __________________________________________________________Attorney so
         transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
         Dated________________ 19___

                  In presence of
                                           -------------------------------------
         ------------------------------

                           NOTICE.  THE SIGNATURE OF THIS ASSIGNMENT MUST
                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                       INCORPORATED UNDER THE LAWS OF THE

                                State of Maryland

Number                                                           Shares
 -000-                                                            -000-


                     Offitbank Variable Insurance Fund, Inc.

                            par value $.001 per share

This Certifies that _______VOID__________________is the registered holder of ________VOID________________Shares of Common Stock of the Offitbank VIF - High Yield Fund series transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



         In Witness Whereof, the said Corporation has caused this Certificate so be signed by its duly authorized officers and is Corporate Seal to be hereunto affixed this ________ day of ________ A.D. 19_____

                  -----------------                ------------------
                  Secretary                        President

                           SHARES $.001 par value EACH

                          [REVERSE SIDE OF CERTIFICATE]

                  The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any prefereed or special class in series of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.


                 For Value Received, _____ hereby sell, assign and transfer unto

         -----------------------------------------------------------------------
         ________________________________________________  Shares represented by the within Certificate and do hereby irrevocably constitute and appoint __________________________________________________________Attorney so
         transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
         Dated________________ 19___

                  In presence of
                                           -------------------------------------
         ------------------------------

                           NOTICE.  THE SIGNATURE OF THIS ASSIGNMENT MUST
                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                       INCORPORATED UNDER THE LAWS OF THE

                                State of Maryland

Number                                                           Shares
 -000-                                                            -000-


                     Offitbank Variable Insurance Fund, Inc.

                            par value $.001 per share

This Certifies that _______VOID__________________is the registered holder of ________VOID________________Shares of Common Stock of the Offitbank VIF - Investment Grade Global Debt Fund series transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate so be signed by its duly authorized officers and is Corporate Seal to be hereunto affixed this ________ day of ________ A.D. 19_____

                  -----------------                ------------------
                  Secretary                        President

                           SHARES $.001 par value EACH

                          [REVERSE SIDE OF CERTIFICATE]

                  The Corporation is authorized to issue two or more classes of stock. The Corporation will furnish to any stockholder on request and without charge a full statement of the designation and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue and, if the Corporation is authorized to issue any prefereed or special class in series of the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series.


                 For Value Received, _____ hereby sell, assign and transfer unto

         -----------------------------------------------------------------------
         ________________________________________________  Shares represented by the within Certificate and do hereby irrevocably constitute and appoint __________________________________________________________Attorney so
         transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
         Dated________________ 19___

                  In presence of
                                           -------------------------------------
         ------------------------------

                           NOTICE.  THE SIGNATURE OF THIS ASSIGNMENT MUST
                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THE CERTIFICATE. IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.